SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                Form 8-K/A No. 1


                                 CURRENT REPORT


                     Pursuant to Section 113 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 1997
                                   ----------

                             RED HOT CONCEPTS, INC.
             [Exact name of registrant as specified in its charter]


      Delaware                     33-86166                   52-1887105
(State of Organization)    (Commission File Number)        (IRS Employer
                                                         Identification Number)


                       6701 Democracy Boulevard, Suite 300
                            Bethesda, Maryland 20817
                    (Address of Principle Executive Offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)

         This Current Report on Form 8-K/A No. 1 amends the Current Report on Form 8-K filed by Red Hot Concepts, Inc. on December 19, 1997 solely to add the financial statements required by item 7(a) and the pro forma financial information required by Item 7(b).

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements.

               (i) Condensed Consolidated Balance sheet for the Celebrated Group Plc as of September 29, 1997.

               (ii) Audited financial statements for the Celebrated Group Plc as of March 30, 1996 and March 31, 1997.

               (iii)Condensed Consolidated Balance Sheet for the Company as of
                    November 30, 1997.

          (b)  Pro Forma Financial Information

               (i) Pro Forma Consolidated Balance Sheet as of September 29, 1997 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on September 29, 1997.

               (ii) Pro Forma Condensed Consolidated Statement of Operations for
                    the Thirty-Nine Week Period ended September 29, 1997 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on January 1, 1997.

               (iii)Pro Forma Condensed Consolidated Statement of Operations
                    for the Fifty-Two Week Period ended December 29, 1996 1997 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc as if both transactions occurred on January 1, 1996.

               (iv) Pro Forma Condensed Consolidated Balance Sheets of November
                    30, 1997 giving effect to the merger of Restaurant House Limited with The Celebrated Group Plc and Red Hot Concept, Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction took place on November 30, 1997.

               (v) Pro Forma Consolidated Balance Sheet as of November 30, 1997 giving effect to the sale of Chili's Texas Grill Plc to Brinker International as if the sale took place on November 30, 1997.

               (vi) Pro Forma Consolidated Balance Sheet as of November 30,1997
                    giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on November 30, 1997.

                                   SIGNATURES



         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Red Hot Concepts, Inc.

                                             By: /s/Colin Halpern
                                             Colin Halpern
                                             President

                                             Date: February 17, 1998

                                    EXHIBITS

Exhibit Number and Description

         (a)  Financial Statements.

               (i) Condensed Consolidated Balance sheet for the Celebrated Group Plc as of September 29, 1997.

               (ii) Audited financial statements for the Celebrated Group Plc as of March 30, 1996 and March 31, 1997.

               (iii)Condensed Consolidated Balance Sheets for the Company as of
                    November 30, 1997.

          (b)  Pro Forma Financial Information

               (i) Pro Forma Consolidated Balance Sheet as of September 29, 1997 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on September 29, 1997.

               (ii) Pro Forma Condensed Consolidated Statement of Operations for
                    the Thirty-Nine Week Period ended September 29, 1997 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on January 1, 1997.

               (iii)Pro Forma Condensed Consolidated Statement of Operations
                    for the Fifty-Two Week Period ended December 29, 1996 giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions occurred on January 1, 1996.

               (iv) Pro Forma Condensed Consolidated Balance Sheets of November
                    30, 1997 giving effect to the merger of Restaurant House Limited with The Celebrated Group Plc and Red Hot Concept, Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction took place on November 30, 1997.

               (v) Pro Forma Consolidated Balance Sheet as of November 30, 1997 giving effect to the sale of Chili's Texas Grill Plc to Brinker International as if the sale took place on November 30, 1997.

               (vi) Pro Forma Consolidated Balance Sheet as of November 30,1997
                    giving effect to the merger of Restaurant House, Limited with the Celebrated Group Plc and Red Hot Concepts Inc.'s acquisition of 45.6% of the outstanding equity of the merged entities and the sale of Chili's Texas Grill Plc to Brinker International, Inc. as if both transactions took place on November 30, 1997.

                              CELEBRATED GROUP PLC
                         BALANCE SHEET [UNAUDITED] AS OF
                               SEPTEMBER 29, 1997


                                                As of
                                         September 29, 1997
CURRENT ASSETS
Cash and Cash Equivalents                      $370,125

Accounts Receivable                             837,305

Inventories                                     320,775

TOTAL CURRENT ASSETS                          1,528,205

FURNITURE & EQUIPMENT - NET                  22,172,955

TOTAL ASSETS                                 23,701,160

CURRENT LIABIITIES                            3,229,135

TOTAL CURRENT LIABILITIES                     3,229,135

LONG TERM LIABILITIES

Notes Payable                                 6,119,400

Obligations Under Capital Leases                963,970

TOTAL LONG TERM LIABILITIES                   7,083,370

Shareholders Equity

Common Stock                                 10,098,655

Additional Paid In Capital                    3,521,945

Retained Earnings                              [231,945]

Revaluation Reserve                                   0

Total Shareholders Equity                    13,388,655

TOTAL LIABILITIES & SHAREHOLDERS EQUITY      23,701,160


Balance Sheets were converted at an exchange rate of 1.645 US dollars to 1 British pound.

    See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                              CELEBRATED GROUP PLC
                          BALANCE SHEET [AUDITED] AS OF
                        MARCH 30, 1997 and March 31, 1996

                                    March 30, 1997   March 31, 1996
CURRENT ASSETS

Cash and Cash Equivalents               $495,145      $1,541,980

Accounts Receivable                      582,330         673,216

Inventories                              368,480          94,900

TOTAL CURRENT ASSETS                   1,445,955       2,438,571

FURNITURE & EQUIPMENT - NET           15,833,125       6,607,386

TOTAL ASSETS                          17,279,080       9,045,957

CURRENT LIABIITIES                     3,039,960       1,905,728

TOTAL CURRENT LIABILITIES              3,039,960       1,905,728

LONG TERM LIABILITIES

Notes Payable                          6,269,095       1,069,094

Obligations Under Capital Leases         149,695               0

TOTAL LONG TERM LIABILITIES            6,418,790       1,069,094

Shareholders Equity

Common Stock                           5,492,655       4,827,090

Additional Paid In Capital             1,630,195       1,238,173

Retained Earnings                          8,225           5,873

Revaluation Reserve                      689,255               0

Total Shareholders Equity              7,820,330       6,071,136

TOTAL LIABILITIES & SHAREHOLDERS
EQUITY                                17,279,080       9,045,957


Balance Sheets were converted at an exchange rate of 1.645 US dollars to 1 British pound.

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                            THE CELEBRATED GROUP PLC
                             STATEMENT OF OPERATIONS
                      FOR THE THIRTY-NINE WEEK PERIOD ENDED
                               SEPTEMBER 29, 1997

                                                PERIOD ENDED
                                            SEPTEMBER 29, 1996

 REVENUES                                        $9,462,040

Cost of Revenues

    Cost of Revenues                              2,933,232

    Restaurant Expense                            6,107,688

 Total Cost of Revenues                           9,040,920

 Gross Profit                                       421,120

 Fixed Restaurant Expense                                 0

 General and Administrative Expense                [125,020]

 Depreciation & Amortization                              0

 Operating Income of Celebrated Group Plc

 Operating Profit [Loss]                            546,140

 Minority Interest in Net Loss of Subsidiary              0

 Other Income/[Expense]

    Interest Expense                               [355,320]

    Interest Income                                  19,740

 Total Interest Expense                            [335,580]

 Extraordinary Items                               [988,645]

 Taxes Payable                                      121,730

 Net Loss                                          [656,355]

The Celebrated Group Plc financial year concludes on March 31, 1997.
This Statement of Operations was calculated by using the audited financial periods of December 30, 1996 to March 31, 1997 and the unaudited financial results of April 1, 1997 to September 29, 1997.

                              CELEBRATED GROUP PLC
                        STATEMENT OF OPERATIONS [AUDITED]
                      FOR THE FIFTY-TWO WEEK PERIODS ENDED
                        MARCH 31, 1997 and MARCH 30, 1996

                                     Period Ended     Period Ended
                                    March 31,1997     March 30,1996

REVENUES                               12,271,700      8,322,055

Cost of Revenues

   Cost of Revenues                     3,804,227      2,579,837

   Restaurant Expense                   6,504,988      1,919,238

Total Cost of Revenues                 10,309,215      4,499,075

Gross Profit                            1,962,485      3,822,980

General and Administrative Expense      1,131,760      2,998,835

Operating Profit [Loss]                   830,725        824,145

Other Income/[Expense]

   Interest Expense                      [310,905]      [215,166]

   Interest Income                         16,450          7,820

Total Interest Expense                   [294,455]      [207,346]

Extraordinary Items                       [75,670]       244,825

Taxes Payable                            [210,560]       [60,865]

Net Income                                250,040        800,760

                              CELEBRATED GROUP PLC
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                    [AUDITED]

                                                                 For the Fifty-Two     For the Fifty-Two Week
                                                                Week Period Ended           Period Ended
                                                                  March 31, 1997           March 30, 1996
Operating Activities:
Net Cash - Operating Activities                                      1,625,260                 942,585

Adjustments to Operating Activities:

Interest Income                                                         16,450                   8,225

Interest Expense                                                      [302,680]               [194,110]

Interest Element on Finance Lease Payments                              [8,225]                 [6,580]

Taxes Paid                                                            [199,045]               [125,020]

Net Adjustments                                                       [493,500]               [317,485]

Investing Activities:

Purchase of Capital Expenditures                                    [3,755,535]             [1,496,950]

Proceeds from Sale of Fixed Assets                                     166,145                       0

Proceeds from Sale of Business Operations                              796,180               1,171,240

Purchase of Business Operations                                     [3,788,435]                      0

                                                                    [6,581,645]               [325,710]

Financing Activities:

Dividends Paid                                                        [235,235]               [115,150]

New Bank Loans                                                       4,349,380               1,291,325

Repayment of Bank Loans                                               [753,410]             [2,803,080]

Proceeds from Issue of Common Stock                                    [14,805]              3,286,710

Redemption of Preference Shares                                      1,057,735                [625,100]

Net Cash - Financing Activities                                      4,403,665                 911,330

Increase (Decrease} in Cash and Cash Equivalents                    [1,046,220]              1,210,720

Cash and Cash Equivalents - Beginning of Periods                     1,541,365                 331,260

Cash and Cash Equivalents - End of Periods                             495,145               1,541,980

                  RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
    CONDENSED CONSOLIDATED BALANCE SHEET AS OF NOVEMBER 30, 1997 [UNAUDITED]

                                                                        December 29, 1996
                                                   November 30, 1997       [Audited]
  Assets:
  Cash and Cash Equivalents                           $    22,566         $   534,145

  Restricted Cash                                         556,596             490,718

  Due From Related Parties                                 13,232              29,785

  Accounts Receivable and Other Receivables                     0              34,545

  Inventories                                             154,648             201,755

  Prepaid Expenses and Accrued Income                     134,806             224,630

  Total Current Assets                                    881,848           1,515,578

  Furniture and Equipment - Net                         4,379,472           4,302,773

  Other Assets:

  Development and License Agreements - Net                641,270             670,281

  Store Development and Unit Pre-opening Costs            719,524             662,000

  Deferred Lease Guarantee                                472,322             472,322

  Loan to Officers                                         51,547             134,183

  Total Other Assets                                    1,884,663           1,938,786

  Total Assets                                        $ 7,145,983           7,757,137

  Liabilities and Stockholders' Equity:

  Current Liabilities:

  Accounts Payable and Accrued Expenses               $ 2,470,398         $ 3,553,078

  Current Portion of long-term Debt                     1,571,165             937,051

  Accrued Interest Payable - Related Parties                    0             125,065

  Total Current Liabilities                             4,041,563           4,615,194

  Long Term Liabilities:

  Notes Payable                                         1,276,197             717,180

  Obligations under Capital Leases                        289,406                   0

  Due to Related Parties                                  837,994           1,195,302

  Total Long Term Liabilities                           2,403,597           1,912,482

Minority Interest                                         (22,004)              3,123

Stockholders' Equity:
  Common Stock, $.01 Par Value,
     19,275,000 Shares Authorized,
     10,262,347 Shares Issued and Outstanding             102,623              92,623
  Preferred Stock, $1.00 Par Value,
     100,000 Shares Authorized,
     0 Issued and Outstanding                                   0                   0
  Preferred Stock, $2.00 Par Value,
     725,000 Shares Authorized,
     725,000 Shares Issued and Outstanding              1,450,000                   0

  Additional Paid-in Capital                            8,874,040           8,884,040

  Retained Earnings                                    (9,654,672)         (7,693,155)

Cumulative Foreign Currency Translation                   (49,163)            (57,170)
Adjustment

Total Stockholders' Equity                                722,828           1,226,338

Total Liabilities and Stockholders' Equity            $ 7,145,984         $ 7,757,137

                     RED HOT CONCEPTS, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
                                   [UNAUDITED]

         The following pro forma condensed combined statement of operations for the fifty-two week period ended December 29, 1996 and for the thirty-nine week period ending September 29, 1997 and the Balance Sheet as of September 29, 1997 gives effect to the sale of the assets of its Australian Subsidiary [Chili's Texas Grill Pty LTD] to Brinker International for gross proceeds of $2.68 million and the merger of the wholly owned United Kingdom Subsidiary [Restaurant House] with a UK public company [Celebrated Group Plc] in which Red Hot Concepts received 28 million shares in Celebrated Group Plc or 45.6% of the outstanding shares. The pro forma information is based on the historical financial statements of Celebrated Group Plc and Red Hot Concepts giving effect to the transaction under the equity method of accounting and assumptions and adjustments in the accompanying notes to the pro forma financial statements.

         Red Hot Concepts sold the Australian subsidiary on December 18, 1997. Red Hot Concepts sold the UK subsidiary for shares in Celebrated Group Plc on December 15, 1997. The pro forma statement of operations gives effect to these transactions as if all had occurred on January 1, 1996. The pro forma Balance Sheet assumes the transaction occurred on the Balance Sheet date.

         The pro forma statements have been prepared by Red Hot Concepts, Inc. management based upon the historical financial statements of the Celebrated Group and Red Hot Concepts, Inc. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statement should be read in conjunction with the financial statements and notes of Red Hot Concepts, Inc., as filed under forms 10-K and 10-Q.

                     RED HOT CONCEPTS, INC. AND SUBSIDIARIES
                          PRO FORMA CONDENSED COMBINED
                         BALANCE SHEET [UNAUDITED] AS OF
                               SEPTEMBER 29, 1997

                                                                                               Pro Forma
                                                                           Pro Forma          Adjustments
                                                                           Adjustments     Sale of Australia       Pro Forma
                                                                   RHC     Celebrated                              Combined
CURRENT ASSETS
Cash and Cash Equivalents                                      175,577          [236,904][G]     885,276             823,949

Restricted Cash                                                462,107          [274,388][G]     [87,719][H]         100,000

Investment in Celebrated Group Plc                                   0         6,082,723 [F]           0           6,082,723

Investment in Restaurant House                                       0                 0               0                   0

Accounts Receivable                                             13,650                 0         [13.650][H]               0

Inventories                                                    158,881           [98,524][G]     [60,357][H]               0

Prepaid Expenses                                               177,722          [100,587][G]     [57,659][H]          19,476

TOTAL CURRENT ASSETS                                           987,937         5,372,320 [G]     665,891           7,026,148

FURNITURE & EQUIPMENT - NET                                  4,404,458        [3,422,643][G]    [974,069][H]           7,746

OTHER ASSETS

Development Agreement - Net                                    652,675          [127,450][G]    [525,225][H]               0

Store Development Costs                                        779,663           [43,048][G]    [736,615][H]               0

Deferred Lease Guarantees                                      472,322                 0        [472,323][H]              [1]

Loan to Officers                                                51,547                 0               0              51,547

TOTAL OTHER ASSETS                                           1,956,207          [170,498]     [1,734,163]             51,546

TOTAL ASSETS                                                 7,348,602         1,779,179      [2,042,341]          7,085,440

CURRENT LIABIITIES

Accounts Payable & Accrues Expenses                          2,554,744        [2,480,766][G]      28,087 [H]         102,065

Current Portion of Long Term Debt                            1,251,906                 0      [1,251,906][H]               0

Accrued Interest Payable - Related Party                             0                 0               0                   0

TOTAL CURRENT LIABILITIES                                    3,806,650        [2,480,766]     [1,233,819]            102,065

LONG TERM LIABILITIES

Notes Payable                                                1,495,807          [927,381][G]    [568,426][H]               0

Obligations Under Capital Leases                               411,037                 0        [411.037][H]               0

Due to Related Parties                                         407,534          [116,596][G]     145,247 [H]         436,185

TOTAL LONG TERM LIABILITIES                                  2,314,378         1,043,977]       [834,216]            436,185

Minority Interest                                             [23,997]                 0          23,997 [H]               0

Shareholders Equity

Common Stock                                                   102,623                 0               0             102,612

Preferred Stock                                              1,450,000                 0               0           1,450,000

Additional Paid In Capital                                   8,874,040                 0               0           8,874,040

Retained Earnings                                           [9,228,070]        5,293,223 [I]      55,373 [J]      [3,879,474]

Cumulative Translation Adjustment                               52,978            10,699 [G]     [63,677][H]               0

Total Shareholders Equity                                    1,251,571         5,303,922          [8,304]          6,547,189

TOTAL LIABILITIES &
SHAREHOLDERS EQUITY                                          7,348,602         1,779,179      [2,042,342]          7,085,440

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                 RED HOT CONCEPTS, INC. AND SUBSIDIARIES ("RHC")
                          PRO FORMA CONDENSED COMBINED
                       STATEMENT OF OPERATIONS [UNAUDITED]
                      FOR THE THIRTY-NINE WEEK PERIOD ENDED
                               SEPTEMBER 29, 1997

                                                                                            Pro Forma
                                                                          Pro Forma        Adjustments
                                                                         Adjustments         Sale of          Pro Forma
                                                           RHC            Celebrated        Australia          Combined
     REVENUES                                        $ 8,667,596      [3,804,058][B]      [4,863,538][D]               0

     Cost of Revenues

        Cost of Revenues                               2,663,676      [1,172,658][B]      [1,491,018][D]               0

        Restaurant Expense                             3,778,515      [1,590,123][B]      [2,188,392][D]               0

     Total Cost of Revenues                            6,442,191      [2,762,781][B]      [3,679,410][D]               0

     Gross Profit                                      2,225,405      [1,041,277][B]      [1,184,128][D]               0

     Fixed Restaurant Expense                          1,562,348        [746,525][B]        [815,823][D]               0

     General and Administrative Expense                1,508,814          13,594 [B]        [559,442][D]         962,966

     Depreciation & Amortization                         443,987        [192,687][B]        [251,300][D]               0

     Operating Loss of Celebrated Group Plc                    0         299,298 [A]                             299,298

     Operating Profit [Loss]                          [1,289,744]       [414,957]            442,437          [1,262,264]

     Minority Interest in Net Loss of Subsidiary          23,997               0 [B]         [23,997][D]               0

     Other Income/[Expense]

        Interest Expense                                [272,073]        112,187 [B]          37,503[D]         [122,383]

        Interest Income                                    2,904               0 [B]               0[D]            2,904

     Total Interest Expense                             [269,169]        112,187 [B]          37,503[D]         [119,479]

     Taxes Payable                                             0

     Net Loss                                         [1,534,916]      [302,770]             455,963          [1,381,743]

     Net [Loss] Per Share                                 [$0.15]                                                 [$0.22]

     Weighted Average Common Share Outstanding        10,262,347                                              10,262,347

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                     RED HOT CONCEPTS, INC. AND SUBSIDIARIES
                          PRO FORMA CONDENSED COMBINED
                       STATEMENT OF OPERATIONS [UNAUDITED]
                       FOR THE FIFTY-TWO WEEK PERIOD ENDED
                                DECEMBER 29, 1996

                                                                                              Pro Forma
                                                                          Pro Forma          Adjustments
                                                                         Adjustments      Sale of Australia       Pro Forma
                                                         RHC              Celebrated                               Combined
REVENUES                                            $9,438,739       [$4,111,276][B]       [5,327,463][D]                  0

Cost of Revenues

   Cost of Revenues                                  3,045,620        [1,446,243][B]       [1,599,377][D]                  0

   Restaurant Expense                                6,543,899        [3,437,163][B]       [3,106,736][D]                  0

Total Cost of Revenues                               9,589,519        [4,883,406][B]       [4,706,113][D]                  0

Gross Profit                                          [150,780]          772,130 [B]         [621,350][D]                  0

Fixed Restaurant Expense                                     0                 0                    0                      0

General and Administrative Expense                   2,778,986        [1,122,141][B]         [417,119][D]          1,239,726

Depreciation & Amortization                            805,279          [647,826][B]         [157,453][D]                  0

Operating Income of Celebrated Group Plc                                 470,763 [A]                                 470,763

Operating Profit [Loss]                             [3,735,045]        3,012,860 [B]          [46,776][D]           [768,963]

Minority Interest in Net Loss of Subsidiary               [634]                0 [B]              634 [D]                  0

Other Income/[Expense]

   Interest Expense                                   [384,325]          155,443 [B]            8,774 [D]           [220,108]

   Interest Income                                      23,627            [9,228][B]             [449][D]             13,950

Total Interest Expense                                [360,698]          146,215 [B]            8,325 [D]           [206,158]

Closure of Restaurant                               [2,198,452]        2,198,452                    0                      0

Taxes Payable                                                0                 0                    0                      0

Net Loss                                            [6,294,829]        5,357,527              [37,819]              [975,121]

Net [Loss] Per Share                                    [$0.91]                                                       [$0.14]

Weighted Average Common Share Outstanding            6,929,929                                                     6,929,929

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

                  RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
                PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]

The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction occurred on November 30, 1997.

                                                  Historical         Pro Forma
                                                    As of November 30, 1997
Assets:

Cash and Cash Equivalents                        $    22,566     $   (13,814)

Restricted Cash                                      556,596         178,596

Due From Related Parties                              13,232          13,232

Investment in The Celebrated Group PLC                     0       6,266,126

Accounts Receivable and Other Receivables                  0               0

Inventories                                          154,648          51,876

Prepaid Expenses and Accrued Income                  134,806          56,427

Total Current Assets                                 881,848       6,552,443

Furniture and Equipment - Net                      4,379,472         966,052

Other Assets:

Development and License Agreements - Net             641,270         305,223

Store Development and Unit Pre-opening Costs         719,524         676,012

Deferred Lease Guarantee                             472,322         472,322

Loan to Officers                                      51,547          51,547

Total Other Assets                                 1,884,663       1,505,104

Total Assets                                     $ 7,145,983     $ 9,023,598

                  RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
                PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]

The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transaction occurred on November 30, 1997.

                                                          Historical         Pro Forma
                                                             As of November 30, 1997
  Liabilities and Stockholders' Equity:
  Current Liabilities:
  Accounts Payable and Accrued Expenses                  $ 2,470,398      $   703,776
  Current Portion of long-term Debt                        1,571,165        1,415,165
  Accrued Interest Payable - Related Parties                       0                0
  Total Current Liabilities                                4,041,563        2,118,941

  Long Term Liabilities:
  Notes Payable                                            1,276,197          574,197
  Obligations under Capital Leases                           289,406          289,406
  Due to Related Parties                                     837,994          476,073
  Total Long Term Liabilities                              2,403,597        1,339,676

Minority Interest                                            (22,004)         (22,004)

Stockholders' Equity:

  Common Stock, $.01 Par Value,
     19,275,000 Shares Authorized,
     10,262,347 Shares Issued and Outstanding                102,623          102,623

  Preferred Stock, $1.00 Par Value,
     100,000 Shares Authorized,
     0 Issued and Outstanding                                      0                0

  Preferred Stock, $2.00 Par Value,
     725,000 Shares Authorized,
     725,000 Shares Issued and Outstanding                 1,450,000        1,450,000

  Additional Paid-in Capital                               8,874,040        8,874,040

  Retained Earnings                                       (9,654,672)      (4,882,120)

  Cumulative Foreign Currency Translation Adjustment         (49,163)          42,443

  Total Stockholders' Equity                                 722,828        5,586,986

  Total Liabilities and Stockholders' Equity             $ 7,145,984      $ 9,023,599

                  RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
                PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]

The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International as if the sale took place on November 30, 1997.

                                                  Historical     Pro Forma
                                                   As of November 30, 1997
Assets:
Cash and Cash Equivalents                        $   22,566     $  918,213

Restricted Cash                                     556,596        478,000

Due From Related Parties                             13,232         13,232

Accounts Receivable and Other Receivables                 0              0

Inventories                                         154,648        102,772

Prepaid Expenses and Accrued Income                 134,806         96,856


Total Current Assets                                881,848      1,609,073


Furniture and Equipment - Net                     4,379,472      3,421,167


Other Assets:

Development and License Agreements - Net            641,270        336,047

Store Development and Unit Pre-opening Costs        719,524         43,512

Deferred Lease Guarantee                            472,322              0

Loan to Officers                                     51,547         51,547


Total Other Assets                                1,884,663        431,106


Total Assets                                     $7,145,983     $5,461,346

                  RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
                PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]

The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International as if the sale took place on November 30, 1997.

                                                          Historical       Pro Forma
                                                            As of November 30, 1997
Liabilities and Stockholders' Equity:
Current Liabilities:
  Accounts Payable and Accrued Expenses                  $ 2,470,398      $ 2,491,106

  Current Portion of long-term Debt                        1,571,165          156,000

  Accrued Interest Payable - Related Parties                       0                0

  Total Current Liabilities                                4,041,563        2,647,106

  Long Term Liabilities:

  Notes Payable                                            1,276,197          762,283

  Obligations under Capital Leases                           289,406                0

  Due to Related Parties                                     837,994          807,534

  Total Long Term Liabilities                              2,403,597        1,569,816


Minority Interest                                            (22,004)               0


Stockholders' Equity:

  Common Stock, $.01 Par Value,
     19,275,000 Shares Authorized,
     10,262,347 Shares Issued and Outstanding                102,623          102,623

  Preferred Stock, $1.00 Par Value,
     100,000 Shares Authorized,
     0 Issued and Outstanding                                      0                0

  Preferred Stock, $2.00 Par Value,
     725,000 Shares Authorized,
     725,000 Shares Issued and Outstanding                 1,450,000        1,450,000

  Additional Paid-in Capital                               8,874,040        8,874,040

  Retained Earnings                                       (9,654,672)      (9,166,450)

  Cumulative Foreign Currency Translation Adjustment         (49,163)         (15,790)

  Total Stockholders' Equity                                 722,828        1,244,423

  Total Liabilities and Stockholders' Equity             $ 7,145,984      $ 5,461,346

                  RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
                PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]

The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to both the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International and the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transactions occurred on November 30, 1997.

                                                                                   Net Change
                                                                 Net Change from       from
                                                    Historical      Brinker         Celebrated       Pro Forma
                                                      As of       As of November      As of       As of November
                                                    November 30,     30, 1997       November 30,      30, 1997
                                                       1997                            1997
Assets:
Cash and Cash Equivalents                             22,566         895,646          (36,380)         881,832

Restricted Cash                                      556,596         (78,596)        (378,000)         100,000

Due From Related Parties                              13,232               0                0           13,232

Investment in Celebrated Group                             0               0        6,266,126        6,266,126

Accounts Receivable and Other Receivables                  0               0                0                0

Inventories                                          154,648         (51,876)        (102,772)               0

Prepaid Expenses and Accrued Income                  134,806         (37,950)         (78,379)          18,477

Total Current Assets                                 881,848         727,225        5,670,595        7,279,668

Furniture and Equipment - Net                      4,379,472        (958,306)      (3,413,421)           7,746

Other Assets:

Development and License Agreements - Net             641,270        (305,223)        (336,047)               0

Store Development and Unit Pre-Opening Costs         719,524        (676,012)         (43,512)               0

Deferred Lease Guarantee                             472,322        (472,322)               0                0

Loan to Officers                                      51,547               0                0           51,547

Total Other Assets                                 1,884,663      (1,453,557)        (379,559)          51,547

Total Assets                                     $ 7,145,983     $(1,684,638)     $ 1,877,615      $ 7,338,961

                  RED HOT CONCEPTS, INC. AND SUBSIDIARIES (RHC)
                PRO FORMA CONSOLIDATED BALANCE SHEET [UNAUDITED]

The following Pro Forma Consolidated Balance Sheet as of November 30, 1997 gives effect to both the sale of Chili's Texas Grill PLC (RHC's Australian subsidiary) to Brinker International and the merger of Restaurant House Ltd. (RHC's UK subsidiary) with the Celebrated Group and RHC's acquisition of 45.6% of the outstanding equity of the merged entities as if such transactions occurred on November 30, 1997.

                                                                                        Net Change
                                                                      Net Change from      from
                                                        Historical       Brinker        Celebrated      Pro Forma
                                                          As of       As of November      As of       As of November
                                                       November 30,      30, 1997       November 30,     30, 1997
                                                          1997                               1997
Liabilities:
Current Liability:
Accounts Payable and Accrued Expenses                   2,470,398          20,708      (1,766,622)        724,485

Current Portion of Long-Term Debt                       1,571,165      (1,394,457)       (156,000)              0

Accrued Interest Payable - Related Party                        0               0               0               0


Total Current Liability                                 4,041,563      (1,394,457)     (1,922,621)        724,485


Long-Term Liabilities:

Notes Payable                                           1,276,197        (513,914)       (702,000)         60,283

Obligations under Capital Leases                          289,406        (289,406)              0               0

Due to Related Parties                                    837,994         (30,461)       (361,922)        445,612


Total Long-Term Liabilities                             2,403,597        (833,781)     (1,063,921)        505,895


Minority Interest                                         (22,004)         22,004               0               0


Shareholders' Equity

Common Stock, $.01 Par Value,
   19,275,000 Shares Authorized,
   10,262,347 Shares Issued and Outstanding               102,623               0               0         102,623

Preferred Stock, $1.00 Par Value,
   100,000 Shares Authorized,
   0 Shares Issued and Outstanding                              0               0               0               0

Preferred Stock, $2.00 Par Value,
   725,000 Shares Authorized,
   725,000 Shares Issued and Outstanding                1,450,000       1,450,000

Additional Paid-in-Capital                              8,874,040               0               0       8,874,040


Retained Earnings                                      (9,654,672)        488,223       4,772,552      (4,393,898)


Cumulative Foreign Currency Translation Adjustment
                                                          (49,163)         33,373          91,606          75,816


Total Stockholders' Equity                                722,828         521,596       4,864,158       6,108,581

Total Liabilities and Stockholders' Equity              7,145,984      (1,684,638)      1,877,615       7,338,961

                     RED HOT CONCEPTS, INC. AND SUBSIDIARIES
                      NOTES TO PRO FORMA CONDENSED COMBINED
                              FINANCIAL STATEMENTS
                                   [UNAUDITED]

[A] Reflects the effect of 45.6% of Celebrated Group Plc operating [loss] for the thirty-nine week period ended September 29, 1997 and the net income for he fifty-two week period ended December 29, 1996..

           Net [Loss] for the Thirty-Nine Week
           Period Ended September 29, 1997                                                 [$656,355]
           % Acquired by Red Hot Concepts, Inc.                                                 45.6%
           Equity in [Loss] of Celebrated                                                  [$299,298]
           Net Income for the Fifty-Two Week Period
           Ended December 29, 1996                                                        $1,032,375
           % Acquired by Red Hot Concepts, Inc.                                                 45.6%
           Equity in Income of Celebrated                                                   $470,763


[B] Reflects the reversal of the income items recognized in the Red Hot Concepts statement of operations for the 39 week period ending September 29, 1997 which were attributed to the UK subsidiary, Restaurant House.

[C]      Loss on the sale of the UK subsidiary to Celebrate Group Plc.

           Investment in Restaurant House by Red Hot
           Concepts                                                                       $6,788,081
           Equity Acquired at Sale of Celebrated
           Group Plc                                                                       6,082,723
           [Loss] Recorded on Transaction                                                  [$705,358]

         This loss will be included in the operations of the registrant within the 12 month period following the transaction, but it is not included in the pro forma income statements.

[D] Reflects the reversal of the income items recognized in the Red Hot Concepts statement of operations for the 39 week period ending September 29, 1997 which were attributed to the Australian subsidiary, Chili's Texas Grill Pty LTD.

[E]      Gain on the sale of the Australian subsidiary to Brinker International.

           Investment in Chili's Texas Grill Pty LTD
           by Red Hot Concepts                                                            $1,426,511
           Proceeds net of liabilities not assumed
           by Brinker International                                                        2,160,421
           Gain on Sale of Subsidiary                                                       $733,910

         This gain will be included in the operations of the registrant within the 12 month period following the transaction, but it is not included in the pro forma income statements.

                     RED HOT CONCEPTS, INC. AND SUBSIDIARIES
                      NOTES TO PRO FORMA CONDENSED COMBINED
                        FINANCIAL STATEMENTS [UNAUDITED]


[F] Reflects the equity acquired in Celebrated Group Plc based on the sale of the UK subsidiary and the receipt of 45.6% of the outstanding shares in the combined group.

           Equity Before Combined Group                                                   $6,890,905
           Restaurant House                                                                6,448,400
           Equity After Combination                                                       13,339,305
           Red Hot Concepts Ownership                                                           45.6%
           Equity Acquired                                                                $6,082,723

[G] Reflects the reversal of the balance sheet items included in the Red Hot Concepts balance sheet which are attributed to the UK subsidiary, Restaurant House.

[H] Reflects the reversal of the balance sheet items included in the Red Hot Concepts balance sheet which are attributed to the Australian subsidiary, Chili's Texas Grill Pty LTD.

[I] Reverses the retained earnings of Restaurant House and includes the charge to retained earnings for the loss on the merger of Restaurant House with Celebrated Group Plc.

           Reversal of Retained Earnings of
           Restaurant House                                                               $5,998,581
           Record Loss on Merger of Restaurant House                                        [705,358]
           Total                                                                          $5,293,223

[J] Reverses the retained earnings of Chili's Texas Grill Pty LTD. And includes the credit to retained earnings for the gain on the sale of the Australian subsidiary to Brinker International.

           Reversal of Retained Earnings of Chili's
           Texas Grill                                                                     [$678,537]
           Record Gain on Sale of Chili's Texas Grill                                        733,910
           Total                                                                             $55,375